ALEXANDER & ALEXANDER B.V.
                                   1993 OPTIONPLAN

          Section 1    Purpose
          --------------------

          The purpose of this 1993 Optionplan is to promote the success of Alexander & Alexander Services Inc. (the "Company"), the parent of Alexander & Alexander B.V., by providing incentives for certain key employees which will link their personal interest to both the long term financial success of the Company and of Alexander & Alexander B.V. and to the growth of stockholder value.

          In this respect, as far as possible within the requirements of the Netherlands Wage Tax Act and consistently with the rules of the Company's 1988 Long Term Incentive Compensation Plan, this 1993 Optionplan of Alexander & Alexander B.V., a 100% subsidiary of the Company, will provide incentives to select key employees of Alexander & Alexander B.V.

          Section 2    Definitions
          ------------------------

          2.1  Definitions
               -----------

               In the 1993 Optionplan the following words and expressions bear the following meanings, namely:

               "Associated company":  Has the same meaning as is formulated
               ---------------------
               in Article 15, paragraph 3 of the Implementation Regulation

               "the Board":  The Board of Directors of the Company
               ------------

               "the Committee":  A committee appointed from time to time by
               ----------------
               the Board to administer the 1993 Optionplan

               "the Company":  Alexander & Alexander Services Inc.
               --------------

               "Date of the  grant":  The  date on which the  Committee ap-
               ---------------------
               proves the grant of an Option under the 1993 Optionplan

               "Employee":  Key  employee of the Company or  of any Subsid-
               -----------
               iary

               "the Group":  The Company  and its Subsidiaries from time to
               ------------
               time

               "Implementation Regulation":  The Netherlands Implementation
               ----------------------------
               Regulation  Wage  Tax (in  Dutch:   "de  Uitvoeringsregeling
               loonbelasting 1990")

               "1993 Optionplan":  The Optionplan set out herein as amended
               ------------------
               from time to time









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               "Option":  A right of an Employee in his employment relation
               ---------
               with a Subsidiary, to subscribe for Shares granted in accor-dance with the rules of the 1993 Optionplan

               "Option letter":   A letter to an Optionee  from the Company
               ----------------
               evidencing the specific terms and conditions of an Option

               "Optionee":  An Employee who has been granted an Option and,
               -----------
               where the context so admits, the personal representative of the Optionee

               "Option period":   The period during which an  Option may be
               ----------------
               exercised as fixed by the Committee, which shall begin on the Date of the grant of the Option and end no later than five years after the Date of the grant of that Option

               "Option price":  The price at which each Share subject to an
               ---------------
               Option may be acquired on the exercise of that Option, being the fair market value of that Share on the Date of the grant

               "the Plan":   The 1988 Long Term Incentive Compensation Plan
               -----------
               of Alexander & Alexander Services Inc.

               "Share":  A share of the Company's Common Stock of $1.00 par
               --------
               value (or of such other nominal amount in which the Common Stock of the Company may hereafter be constituted) fully paid

               "Subsisting Option":  An Option which has not been exercised
               --------------------
               and which has not lapsed

               "Subsidiary":  A company incorporated in the Netherlands for
               -------------
               which company the Company is considered to be an Associated company

               "Wage  Tax Act":   The  Netherlands  Wage Tax  Act 1964  (in
               ----------------
               Dutch:  "de Wet op de loonbelasting 1964")

          2.2 Subject to the definitions contained in Section 2.1 above, unless the context otherwise requires, words and phrases defined in the Wage Tax Act shall have the same meaning in the 1993 Optionplan.

          2.3 Unless the context otherwise requires, any reference herein to any enactment shall be construed as a reference to that enactment as from time to time amended or re-enacted.

          2.4 Headings are included for ease of reference only and shall not affect the construction of the 1993 Optionplan.










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          2.5  The rules of the 1993  Optionplan are to be construed within the requirements of the Wage Tax Act and, so far as possi-ble, consistently with the rules of the Plan.
























































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          Section 3    Eligibility
          ------------------------

          Employees of a Subsidiary or any Associated company who are expected to contribute substantially to the growth and profitability of the Company and its Subsidiaries and are eligi-ble under the Plan are also eligible to receive Options under the 1993 Optionplan.

          Section 4    Grant of Options/Date of the Grant
          -----------------------------------------------

          4.1 The Committee may from time to time, prior to the expiration or termination of the 1993 Optionplan and for such number of shares as the Committee in its discretion may determine, but subject to the limitations contained in section 5 of this 1993 Optionplan, grant Options to an Employee.

          4.2 An Option is granted pursuant to an application by an Employee. The date of the grant is the date that this application is approved by the Committee, and will be evidenced in an Option letter, all in accordance with the rules as set out in this 1993 Optionplan.

          Section 5    Shares subject to the 1993 Optionplan/Limits
          ---------------------------------------------------------

          5.1 The Shares required to satisfy Options shall be authorized and unissued shares. Any Shares not purchased under an Option may be used for future grants of Options under the 1993 Optionplan.

          5.2 The aggregate number of Shares issued or capable of being issued under the 1993 Optionplan shall not exceed 5,000,000.

          Section 6    Terms and conditions of an Option
          ----------------------------------------------

          All Options granted under the 1993 Optionplan shall be subject to the following terms and conditions:

          6.1  Option price
               ------------
          The Option price per Share with respect to each grant of Options shall be the fair market value (as hereafter defined) of a Share on the Date of the grant. For purposes of the 1993 Optionplan, the fair market value of a Share shall be the closing price of the Company's common stock as reported in the New York Stock Exchange Composite Transaction Report on the Date of the grant, or in the event that there was no report for such day, the fair market value shall be the closing price on the first preceding day for which there is a closing price.

          6.2  The Option Period
               -----------------
          The Option  period shall be fixed  by the Committee.   The period
          shall not exceed five years, commencing on  the Date of the grant








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                                                                          5

          of the Option. No other provisions of this 1993 Optionplan shall have the effect of extending the Option period.

          6.3  Exercisability
               --------------
          Except as stated in Section 7 hereof, an Option may be exercised as to the whole or any part at any time prior to the end of the Option period.

          6.4  Nontransferability
               ------------------
          An Option may not be transferred other than by will or the laws of descent and distribution, and during the lifetime of the Optionee, may be exercised only by the Optionee.

          6.5  Other terms and conditions
               --------------------------
          Each Option shall be subject to such additional terms and con-ditions, not inconsistent with the provisions of the 1993 Op-tionplan, as the Committee shall from time to time deem advis-able.

          Section 7    Lapse of an Option
          -------------------------------

          7.1 The right of an Optionee to exercise any Option held by him shall lapse forthwith upon his ceasing to be an Employee for whatever reason, except in those circumstances described in subparagraphs 7.2, 7.3 or 7.4.

          7.2  If an Optionee ceases to be an Employee by reason of:
               a.   retirement at or after attaining a pensionable age; or
               b. retirement before that age with the consent in writing of the Company or the Subsidiary by which the Optionee is employed, the Optionee may exercise the Option within 1 year of such cessation of employment but no later than the end of the Option period.

          7.3 If an Optionee ceases to be an Employee by reason of injury or disability, he may exercise his Option within 1 year from the date of such a cessation of employment but no later than the end of the Option period.

          7.4 If an Optionee dies, his Option may be exercised by his personal representatives within one year from the date of his death but no later than the end of the Option period.

          7.5 If an Optionee is adjudicated bankrupt, all his Subsisting Options shall lapse forthwith.

          7.6 Each and every Subsisting Option and each and every part thereof which has not been exercised within the Option period shall lapse.









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                                                                          6

          Section 8    Takeovers and Liquidations
          ---------------------------------------

          In the event that the Board shall approve a plan in which a company ("the acquiring company") shall, if that plan is execut-ed, acquire at least 51% of the Shares of the Company, the Board may in its sole discretion provide for the Company to give notice to all holders of Subsisting Options setting forth such approval and stating that all Subsisting Options will, to the extent not exercised, expire on the effective date of consummation of the transaction so approved (which shall not be less than 15 days after the giving of such notice). On the effective date of consummation of the transaction so approved by the Board, unless the Subsisting Options have expired or lapsed sooner in accor-dance with the other provisions of this 1993 Optionplan, all Subsisting Options will lapse. Notice by the Company shall be given in the manner prescribed in Section 13 hereof.

          Section 9    Manner of Exercise of Options
          ------------------------------------------

          9.1 An Option shall be exercised by notice in writing from the Optionee to the Company specifying the number of Shares in respect of which the Optionee wishes to exercise the Option and accompanied by payment in full of the Option price for the Shares subscribed.

          9.2 Within 30 days after the receipt by the Company of the notice exercising the Option and the remittance for the Option price, the Company shall allot and issue to the Optionee the Shares in respect of which the Option has been exercised and deliver to him a definitive Share certificate.

          9.3 Shares allotted to an Optionee upon the exercise of an Option will be registered with the U.S. Securities & Ex-change Commission and authorized for listing on the New York Stock Exchange. The Shares so issued to an Optionee will rank pari passu in all respects with the then existing issued Shares of the Company and shall entitle the holder to receive only such dividends as may be declared on such Shares after the date on which the Shares have been issued.

          Section 10    Issue or reorganization
          -------------------------------------

          If there is any change in the Shares as a result of a reor-ganization, re-capitalization, stock split, stock dividend, combination of Shares, merger, consolidation, rights offering or any other change in the corporate structure or Shares, the Committee may make such adjustments, if any, proportionate to such change, in the number and kind of Shares authorized by the 1993 Optionplan and in the number and kind of Shares subject to Subsisting Options as it shall deem appropriate to preserve the relative value of Options to be granted, or may make such








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                                                                          7

          adjustments and changes in the price of Shares to preserve the relative value of Subsisting Options, all within the provisions of the Plan and the 1993 Optionplan.

          Section 11    Administration
          ----------------------------

          This 1993 Optionplan shall be administrated by the Committee. The Committee shall have full power to construe and interpret the 1993 Optionplan and to establish and amend rules and regulations for its administration. All actions taken and decisions made by the Committee pursuant to the provisions of this 1993 Optionplan shall be binding and conclusive on all Employees eligible to participate in the 1993 Optionplan, on all Optionees and on the legal representatives and beneficiaries of each.

          Section 12    Compensation on Dismissal
          ---------------------------------------

          It shall be a condition of participation in the 1993 Optionplan that if an Optionee ceases to be an Employee by reason of his dismissal for whatever reason in circumstances which could give rise to a claim for wrongful or unfair dismissal, he shall not become entitled to any damages or compensation or any additional damages or compensation in respect of any alteration or loss of his rights or expectations under the 1993 Optionplan caused thereby.

          Section 13    Notices
          ---------------------

          All notices under this 1993 Optionplan shall be in writing and, if to the Company, shall be delivered to the Secretary of the Company or sent by first-class post to the Secretary at the registered office of the Company, and if to an Employee or Optionee, shall be delivered personally or sent by first-class post to the Employee or Optionee at the address which he shall notify to the Company as his last known address. If a notice is sent by post, service thereof shall be deemed to be effected by properly addressing, prepaying and posting an envelope containing the same to such address and shall be deemed to have been deliv-ered forty-eight hours after such posting.

          Section 14    Tax amendment or termination of this Plan
          -------------------------------------------------------

          The Committee in its discretion may terminate this 1993 Option-plan at any time with respect to any Shares for which Options have not theretofore been granted. The Committee shall have the right to alter or amend this 1993 Optionplan or any part thereof from time to time; provided, however, that no change in any Subsisting Options may be made which would impair the rights of the Optionees thereof without the consent of such Optionees; and provided further, that the Committee may not without the approval of the Board and, if necessary for the 1993 Optionplan to contin-ue to meet the requirements of article 13 Wage Tax Act (or any







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                                                                          8

          successor thereto) or if otherwise required by law, by the vote of the holders of a majority of all outstanding Shares of the Company entitled to vote thereon, make any alteration or amend-ment which would increase the maximum number of Shares issuable in the aggregate, change the class of Employees eligible to receive Options, extend the term of this 1993 Optionplan or of Options granted hereunder or otherwise materially increase the benefits to Optionees under the 1993 Optionplan, or which would result in the material increase in the cost of the 1993 Optionplan to the Company.